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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported): December 28, 2005

          CWALT, INC., (as depositor under the Pooling and Servicing
           Agreement, dated as of December 1, 2005, providing for the issuance of the Alternative Loan Trust 2005-77T1, Mortgage Pass-
                    Through Certificates, Series 2005-77T1).

                                  CWALT, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

   Delaware                     333-125902                     87-0698307
-------------                   ----------                   -------------
(State or other                 (Commission                  (IRS Employer
jurisdiction                    File Number)               Identification No.)
of incorporation)

                 4500 Park Granada
                Calabasas, California             91302
              ------------------------          ----------
               (Address of principal            (Zip Code)
                 executive offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8       Other Events
---------       ------------

Item 8.01       Other Events.
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On December 28, 2005, CWALT, Inc. (the "Company") entered into a Pooling and
Servicing Agreement dated as of December 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2005-77T1. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

This amendment on Form 8-K/A amends the Form 8-K filed on January 18, 2006 with respect to the Pooling and Servicing Agreement.

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Section 9       Financial Statements and Exhibits
---------       ---------------------------------

Item 9.01       Financial Statements and Exhibits.
                ---------------------------------

(a)     Financial statements of businesses acquired.
        -------------------------------------------

                Not applicable.

(b)     Pro forma financial information.
        -------------------------------

                Not applicable.

(c)     Exhibits.
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Exhibit No.     Description
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99.1    The Pooling and Servicing Agreement dated as of December 1, 2005, by and among the Company, the Sellers, the Master Servicer and the Trustee.


                                      3

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWALT, INC.



                                                By: /s/ Darren Bigby
                                                    ------------------------
                                                    Darren Bigby
                                                    Vice President



Dated:  Janaury 24, 2006



                                      4

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                                Exhibit Index
                                -------------
Exhibit                                                                    Page
-------                                                                    ----

99.1  Pooling and Servicing Agreement, dated as of March 1, 2005, by and
      among, the Company, the Sellers, the Master Servicer and the Trustee.   6

                                 EXHIBIT 99.1
                                 ------------


                                      6

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